FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

               This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made and entered into this 26th day of January, 1994 by and between William Farley ("Farley"), and Fruit of the Loom, Inc., a Delaware corporation (the "Company"). On June 18, 1993, Farley and the Company entered into the Registration Rights Agreement (the "Original Agreement"). Pursuant to the terms of
          Section 5 of the Original Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Farley and the Company hereby agree to modify and amend the Original Agreement as follows:

               1. The Section 1 of the Original Agreement is deleted and replaced with the following:

                    1.   Background.   Farley  owns  an  aggregate  of
                         ----------
                    1,800,000 shares of Class B Common Stock, $.01 par value, or Class A Common Stock, $.01 par value, which he has pledged or is expected to pledge to certain lenders as further described herein. If any of such shares of Class B Common Stock are beneficially owned by a person other than Farley or any entity controlled by Farley, such shares of Class B Common Stock automatically convert into an equal number of shares of the Company's Class A Common Stock, $.01 par value. Farley has requested for himself, and for the benefit of certain assignees and pledgees of such shares as further described, that the Company provide certain registration rights with respect to any shares of the Company's Class A Common Stock issuable upon conversion of such shares of Class B Common Stock and any shares of Class A Common Stock so pledged (the "Shares"). The Company, which acknowledges that it will benefit from the orderly disposition of its securities which will be provided for hereunder, has agreed to provide certain registration rights as set forth herein.

               2. The Section 3.1(a) of the Original Agreement is deleted and replaced with the following:

                    (a)   Shelf Registration.   The Company  has filed
                          ------------------
                    with the Commission one shelf registration statement under Rule 415 of the Securities Act (Commission File Number 33-63750) and will file another shelf registration statement under Rule 415 of the Securities Act (Commission File Number 33-____________), to permit the resale of all of the Registerable Securities by the holders thereof (collectively, the "Shelf Registration Statement"). The Company will use its best efforts to have the Shelf Registration Statement declared effective under the Securities Act as soon as practicable and to keep the Shelf Registration Statement Continuously Effective until January 25, 1999 or such earlier date as all of the Registrable Securities: (i) are not subject to any pledge, (ii) have been distributed to the public pursuant to an offering registered under the Securities Act; or (iii) have been transferred in a manner in which the certificates evidencing such Registrable Securities no longer bear a restrictive legend and no other restriction on transfer exists under applicable securities laws (the "Registration Period").

               3. Section 3.1(b) of the Original Agreement is deleted and replaced with the following:

                    (a)  Registration Statement Form.   Registration of the
                         ---------------------------
                         Registrable Securities under this Section 3.1 has or will be made on Form S-3.

               4. Schedule A of the original Agreement is deleted and replaced with the following:

                                        Schedule A
                                                    Number of
                        Pledgee                      Shares

                National Westminister
                Bank USA
                175 Water Street
                New York, New York                      408,600
                10038
                Attn:  Veronica Golio

                The Bank of New York
                One Wall Street
                16th Floor
                New York, New York                    1,391,400
                10286
                Attn: Mark Slane

               5. All of the other provisions of the Original Agreement shall remain in full force and effect.

          (First Amendment to Registration Rights Agreement Signature Page)

                                    *     *     *


               IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.




                                             ___________________________________
                                             William Farley


                                             FRUIT OF THE LOOM, INC.



                                             By:
                                                 _______________________________

                                             Its:
                                                 _______________________________





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